$ 1,306,566,00      Mount Clemens and Detroit    Michigan         10/14/93
-----------------   ------------------------------------------    -------------
    (Principal)               (City)               (State)           (Date)

FOR VALUE RECEIVED, the undersigned Maker (if more than one, jointly and severally) promises to pay to the order of Deutsche Credit Corporation, its successors or assigns, (hereinafter referred to as Holder) at
               2333 Waukeqan Road,                   Deerfield
  ----------------------------------------- ------------------------------
                  (Address)                            (City)
                  Illinois                             60015
  ----------------------------------------- ------------------------------
                   (State)                              (Zip)

or such other place as the Holder hereof may, from time to time appoint, the principal sum of One Million Three Hundred Six Thousand Five Hundred Sixty Six ($ 1,306,566.00) Dollars, together with an interest charge of Four Hundred Twenty Four Thousand One Hundred Twenty Four and 64/100 ($ 424,124.64) Dollars, which has been precomputed at an annual rate of 8.25 % on the unpaid balance. Principal and interest shall be payable in Eighty Four (84) consecutive equal Monthly installments of Twenty Thousand Six Hundred Three and 46/100
($20,603.46) Dollars beginning the day      of    19 , and continuing each Month
thereafter, until principal and interest are fully paid. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days

Notwithstanding anything herein. or construed to the contrary, the Maker and Holder hereof agree that it shall not be deemed, construed or intended that this Note shall bear interest at a rate higher than the highest contract rate allowed by law in the state of Maker, or by federal law, whichever is greater.

All payments shall be in U.S. Dollars and shall be applied first to interest, then to principal.

Maker shall have the privilege to prepay, at any time, this Note in full, but not in part, by payment to the Holder hereof the then total outstanding unpaid principal balance of the Note, plus the accrued and unpaid interest thereon, as herein provided, plus a prepayment charge calculated as a percentage of the then total outstanding and unpaid principal balance in accordance with the following schedule: first (1st) year 3.5%; second (2nd) year 3.0%; third (3rd) year 2.0%; fourth (4th) year 1.0%; fifth (5th) year 0.5%; sixth (6th) year 0.5%; seventh
(7th) year 0.0%; eighth (8th) year 0.0% and, thereafter 0.0%.

Year(s) for the purpose of calculating the prepayment charge shall mean the twelve (12) month period measured from the date hereof until the first anniversary date of the Note and each succeeding twelve (l2) month period thereafter.

This Note is secured by a Security Agreement, if any, of even date herewith by and between Holder and Maker hereof.

In the event that any collateral within the subject matter of the Security Agreement referenced herein, is sold, leased or otherwise disposed of by Maker,

then, in such event, the holder hereof may declare the then unpaid and outstanding principal balance, together with any interest unpaid thereon, immediately due and payable as hereinafter provided.

In the event that payment of principal and/or interest is not paid when due, then the undersigned Maker agrees to pay, from the date of default, interest on the amount of the [???????????] at the highest contract rate allowed by law in the state of the Maker, or federal law, whichever is greater, but in no event to exceed [??] percent per month, until paid in full. In the event that any payment of principal and/or interest is not paid when [??????????????????????] or defaults in any of the terms, conditions or provisions hereof, or of the Security Agreement referenced herein, the Holder has the right to declare the then outstanding principal balance, together with any interest unpaid thereon, immediately due and payable and the [?????] Maker agrees to pay interest thereon, from the date of default, at a rate equal to the highest contract rate allowed under state, or federal law, whichever is greater, but in any event, not to exceed three (3%) percent per month.

          * material           _____initial        _____initial


The undesigned Maker agrees to pay all expenses, including reasonable attorneys fees, incurred in collecting any unpaid amount(s) due hereunder, by suit or otherwise, [??????] not such amount(s) be accelerated.

         ** reasonable         _____initial        _____initial

The Maker, endorsers, guarantors and all parties to this Note hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor to each of them individually, and jointly to any or all of them. The Holder may extend the time of payment of this Note, postpone the enforcement hereof, grant any other indulgence and add or release any collateral or any party primarily or secondarily liable hereon without [????????] or diminishing the Holders rights or recourse, against the Makers, endorsers, guarantors and all parties to this Note, which right is hereby [????????] to the Holder hereof.

[????]urft Tool & Manufacturing, Inc.           Detroit Center Tool, Inc.
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            (Maker) print                           (Co Maker) print

By:                                          By:        ?????????
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              (Signature)                               (Signature)

Title:    President                          Title:        VP
      -----------------------------------          ----------------------------


By:                                          By:
   --------------------------------------       -------------------------------
              (Signature)                               (Signature)

Title:                                       Title:
      -----------------------------------          ----------------------------



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               (Witness)                                 (Witness)



(OC RW008 Rev. 9/88)